UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 18, 2010

(Date of Report/Date of earliest event reported)

SOLO CUP COMPANY

(Exact name of registrant as specified in its charter)

Commission file number 333-116843

Delaware	47-0938234
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

150 S. Saunders Road, Suite 150 Lake Forest, Illinois	60045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-444-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 18, 2010, Solo Cup Company will present at the Bank of America Merrill Lynch Credit Conference in New York, New York. A copy of the presentation is attached as Exhibit 99.1 and is incorporated by reference in this current report.

The financial information set forth in the presentation attached as Exhibit 99.1 and incorporated by reference in this current report includes (1) EBITDA, or net income (loss) before interest, taxes, depreciation and amortization, (2) Adjusted EBITDA, (3) gross margin before restructuring costs and (4) net debt. EBITDA, Adjusted EBITDA, gross margin before restructuring costs and net debt are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). EBITDA, Adjusted EBITDA and gross margin before restructuring costs are not measures of financial performance calculated in accordance with GAAP and should not be considered as an alternative to net income (loss) or any other performance measure calculated in accordance with GAAP, or as an alternative measure of liquidity. Net debt is not a measure of financial condition calculated in accordance with GAAP and should not be considered as an alternative to total debt or other measures of financial condition calculated in accordance with GAAP. EBITDA, Adjusted EBITDA, gross margin before restructuring charges and net debt should be viewed in addition to, and not as a substitute for, analysis of our results and financial condition reported in accordance with GAAP. The appendix to the presentation attached as Exhibit 99.1 and incorporated by reference in this current report includes a reconciliation of EBITDA, Adjusted EBITDA, gross margin before restructuring costs and net debt to the most directly comparable GAAP measure.

We present Adjusted EBITDA, EBITDA and gross margin before restructuring costs to provide additional information regarding our current financial and operating performance because the measures exclude certain items that may not be indicative of our core operating results. Further, we believe these measures and net debt provide useful information to the company and its investors, and are frequently utilized by security analysts, lenders and other parties to evaluate companies in our industry. In addition, because we have historically provided EBITDA-based measures to investors and other interested parties, in some instances as required by our financing arrangements, we believe that the presentation provides consistency in our financial reporting and is a useful supplemental measure in comparing our performance from period to period.

The information contained in this current report, including in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) (or otherwise subject to the liabilities of that Section) or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in any such filing. The furnishing of information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this current report contains material investor information that is not otherwise publicly available.

Item 9.01	Financial Statements and Exhibits.

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

(d)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	Presentation dated November 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLO CUP COMPANY

By:	/S/ RICHARD R. HERNKE
Richard R. Hernke
Treasurer

Date: November 18, 2010

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Presentation dated November 18, 2010.

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